                         AIM EMERGING MARKETS DEBT FUND
                      A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                     May 2, 2000

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Emerging Markets Debt Fund ("Emerging Markets Debt Fund") with AIM Developing Markets Fund ("Developing Markets Fund") (each a "Fund"). Each Fund is a series of AIM Investment Funds (the "Trust"), an open-end management investment company organized as a Delaware business trust. If the proposal is approved and implemented, each shareholder of Emerging Markets Debt Fund automatically would become a shareholder of Developing Markets Fund.

     Emerging Markets Debt Fund currently seeks to achieve its objectives by investing all of its investable assets in the Emerging Markets Debt Portfolio (the "Portfolio"). The Trust's Board of Trustees believes that combining the two Funds will benefit Emerging Markets Debt Fund's shareholders by providing them with a portfolio that has a broader investment mandate than the Portfolio. To achieve its primary investment objective of long-term growth of capital and secondary objective of income, to the extent consistent with seeking growth of capital, Developing Markets Fund may invest more extensively in equity securities than may the Portfolio. As a result, Developing Markets Fund possesses greater flexibility than the Portfolio to respond effectively to opportunities in the equity markets. A I M Advisors, Inc. serves as investment adviser, and INVESCO Asset Management Limited serves as investment sub-adviser to Developing Markets Fund and the Portfolio. The portfolio management team for Developing Markets Fund is experienced and has a recent performance record that is superior to that of the portfolio management team for Emerging Markets Debt Fund. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses, and performance histories of the Funds.

     Shareholders of Emerging Markets Debt Fund are being asked to approve a Plan of Reorganization and Termination that will govern the reorganization of Emerging Markets Debt Fund into Developing Markets Fund. After careful consideration, the Board of Trustees of the Trust has unanimously approved the proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the Internet at the Fund's website at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy insert.

     Thank you for your cooperation and continued support.

                                            Sincerely,

                                            /s/ ROBERT H. GRAHAM

                                            Robert H. Graham
                                            Chairman

                         AIM EMERGING MARKETS DEBT FUND

                      A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000

TO THE SHAREHOLDERS OF AIM EMERGING MARKETS DEBT FUND:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Meeting") of AIM Emerging Markets Debt Fund ("Emerging Markets Debt Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, on May 31, 2000, at 3:00 p.m., Central time, for the following purposes:

     1. To approve a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Debt Fund and AIM Developing Markets Fund ("Developing Markets Fund") (the "Reorganization"). Pursuant to the Plan, all of the assets of Emerging Markets Debt Fund will be transferred to Developing Markets Fund, Developing Markets Fund will assume all of the liabilities of Emerging Markets Debt Fund, and the Trust will issue to each shareholder a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Debt Fund. The value of each Emerging Markets Debt Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Emerging Markets Debt Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization; and

     2. To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on April 24, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If you attend the Meeting, you may vote your shares in person. If you expect to attend the Meeting in person, please notify the Trust by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE TRUST. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY INSERT. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            /s/ SAMUEL D. SIRKO
                                            Samuel D. Sirko
                                            Vice President and Secretary

May 2, 2000

                         AIM EMERGING MARKETS DEBT FUND
                          AIM DEVELOPING MARKETS FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                               DATED: MAY 2, 2000

     This document is being furnished in connection with a special meeting of shareholders of AIM Emerging Markets Debt Fund ("Emerging Markets Debt Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), a Delaware business trust, to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on May 31, 2000, at 3:00 p.m., Central time (such meetings and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the shareholders of Emerging Markets Debt Fund are being asked to consider and approve a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Debt Fund with AIM Developing Markets Fund ("Developing Markets Fund") (each a "Fund"), an investment portfolio of the Trust (the "Reorganization"). The Plan is attached as Appendix I to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). The Board of Trustees of the Trust has unanimously approved the Plan as being in the best interest of Emerging Markets Debt Fund's shareholders.

     Pursuant to the Plan, all of the assets of Emerging Markets Debt Fund (its interest in Emerging Markets Debt Portfolio (the "Portfolio")) will be transferred to Developing Markets Fund, Developing Markets Fund will assume all of the liabilities of Emerging Markets Debt Fund, and the Trust will issue a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Debt Fund. Immediately thereafter, Developing Markets Fund will redeem in-kind the interest it received in the Portfolio and hold directly the securities held in the Portfolio.

     The value of each Emerging Markets Debt Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Emerging Markets Debt Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Developing Markets Fund is a non-diversified series of the Trust, which is an open-end management investment company comprised of several outstanding series (including Developing Markets Fund and Emerging Markets Debt Fund). Developing Markets Fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital. Developing Markets Fund seeks to achieve its investment objectives by investing primarily in equity securities of developing market issuers. Developing Markets Fund may also invest up to 50% of its total assets in various types of developing market debt securities.

     This Proxy Statement/Prospectus sets forth the information that a shareholder of Emerging Markets Debt Fund should know before voting on the Plan. It should be read and retained for future reference.

     The current Prospectus of Class A, Class B, and Class C shares of Emerging Markets Debt Fund, dated February 28, 2000, and supplemented March 22, 2000, together with the related Statement of Additional Information, dated February 28, 2000, and the Annual Report to Shareholders for the fiscal year ended October 31, 1999, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Proxy Statement/Prospectus. The current Prospectus of Class A, Class B, and Class C shares of Developing Markets Fund, dated February 28, 2000, together with the related Statement of Additional Information, dated February 28, 2000, and the Annual Report to Shareholders for the fiscal year ended October 31, 1999, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. A copy of the Prospectus of Class A, Class B, and Class C shares of Developing Markets Fund is attached as Appendix II to this Proxy Statement/Prospectus. Such documents are available without charge by writing to A I M Fund Services, Inc., P.O. Box
4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about the Trust. Additional information about Emerging Markets Debt Fund and Developing Markets Fund may also be obtained on the web at http://www.aimfunds.com.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      (ii)

[AIM LOGO APPEARS HERE]

                               TABLE OF CONTENTS

SECTION TITLE                                                  PAGE
-------------                                                  ----
INTRODUCTION................................................     1
REASONS FOR THE REORGANIZATIONS.............................     2
  Board Considerations......................................     2
SYNOPSIS....................................................     3
  The Reorganization........................................     3
  Comparison of Emerging Markets Debt Fund and Developing
     Markets Fund...........................................     4
  Management Discussion and Analysis of Performance.........     8
RISK FACTORS................................................     8
  Non-Diversified Classification............................     8
  Investing in Emerging Markets.............................     8
  Lower Quality Debt........................................     9
  Sovereign Debt............................................     9
  Currency Risk.............................................    10
  Options, Futures, and Foreign Currency Transactions.......    10
FINANCIAL HIGHLIGHTS........................................    11
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION.............    13
  Terms of the Reorganization...............................    13
  The Reorganization........................................    13
  Description of Securities to be Issued....................    14
  Purchases, Redemptions, and Exchanges of Shares...........    14
  Dividends and Other Distributions.........................    14
  Accounting Treatment......................................    15
  Federal Tax Considerations................................    15
ORGANIZATION OF THE FUNDS...................................    16
OWNERSHIP OF EMERGING MARKETS DEBT FUND AND DEVELOPING
  MARKETS FUND SHARES.......................................    16
CAPITALIZATION..............................................    17
LEGAL MATTERS...............................................    17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................    17
ADDITIONAL INFORMATION ABOUT EMERGING MARKETS DEBT FUND AND
  DEVELOPING MARKETS FUND...................................    18
EXPERTS.....................................................    18

APPENDIX I................................Plan of Reorganization and Termination
APPENDIX II............Prospectus of Class A, Class B, and Class C shares of AIM
                        Developing Markets Fund
APPENDIX III............Discussion of Performance of AIM Developing Markets Fund

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, AIM Funds, AIM Funds and Design and AIM Investor are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

                                      (iii)

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to shareholders of Emerging Markets Debt Fund, a series of the Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Emerging Markets Debt Fund at the Meeting will constitute a quorum ("Quorum"). If a Quorum is not present at the Meeting or a Quorum is present but sufficient votes to approve the proposal described herein ("Proposal") are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. In addition, if you sign, date, and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting.

     Approval of the Plan requires the affirmative vote of a majority of shares cast by shareholders of each class of shares. Abstentions and broker non-votes will be counted as shares present at the Meeting for Quorum purposes, but will not be considered votes cast at the Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. To be effective, such revocation must be received by the Secretary of the Trust prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a registered shareholder present at the Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on April 24, 2000 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were 5,804,460.751 Class A shares, 10,036,473.51 Class B shares, and 46,058.016
Class C shares of Emerging Markets Debt Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held. To the knowledge of the Trust's management, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of any class of Emerging Markets Debt Fund, except as indicated below in "Ownership of Emerging Markets Debt Fund and Developing Markets Fund Shares."

     The Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Trust expects to solicit proxies principally by mail, but the Trust or SCC may also solicit proxies by telephone, facsimile, telegraph, or personal interview. The Trust officers and employees of AIM who assist in proxy solicitation will not receive any additional or special compensation for any such efforts. The cost of shareholder solicitation incurred in connection with the Reorganization is anticipated to be approximately $13,500 and will be borne by the Emerging Markets Debt Fund and Developing Markets Fund. However, because both Emerging Markets Debt Fund and Developing Markets Fund are currently at their expense limits, their expenses relating to the Reorganization will effectively be borne by the A I M Advisors, Inc. ("AIM") through reimbursement of expenses and waivers. The Trust will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such brokers/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

     The Trust intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about May 2, 2000.

                        REASONS FOR THE REORGANIZATIONS

BOARD CONSIDERATIONS

     The Board of Trustees of the Trust, including a majority of trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), has determined that the Reorganization is in the best interests of Emerging Markets Debt Fund and its shareholders, that the terms of the Reorganization are fair and reasonable, and that the interests of Emerging Markets Debt Fund's shareholders will not be diluted as a result of the Reorganization.

     At a meeting of the Board of Trustees held on March 22, 2000, AIM proposed that the Board of Trustees approve the Reorganization of Emerging Markets Debt Fund into Developing Markets Fund. The Board received from AIM written materials that described the structure and tax consequences of the Reorganization and contained information concerning Emerging Markets Debt Fund and Developing Markets Fund, including comparative total return and fee and expense information, a comparison of the investment objectives and primary investment strategies of Emerging Markets Debt Fund (and the Portfolio) and Developing Markets Fund, pro forma expense ratios and biographical information on the portfolio managers of Developing Markets Fund.

     The Board made an extensive inquiry into a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies, and restrictions; (2) the capabilities, experience, and performance of the portfolio management team for Developing Markets Fund; (3) the Funds' respective investment performances; (4) the effect of the Reorganization on the expense ratio of Developing Markets Fund and that expense ratio relative to each Fund's current expense ratio; (5) the costs to be incurred by each Fund as a result of the Reorganization; (6) the tax consequences of the Reorganization; (7) possible alternatives to the Reorganization, including continuing to operate Emerging Markets Debt Fund on a stand-alone basis or liquidating Emerging Markets Debt Fund; and (8) the potential benefits of the Reorganization to other persons, especially AIM and its affiliates.

     In considering the Reorganization, the Board considered the fact that Developing Markets Fund has a broader investment mandate than Emerging Markets Debt Fund (and the Portfolio) and can utilize equity securities more extensively. AIM noted its belief that Developing Markets Fund's ability to invest more extensively in equity securities gives it greater flexibility than the Portfolio to effectively respond to opportunities in the markets. Such flexibility could, over the long term, benefit shareholders. The Board also considered the fact that, although Developing Markets Fund has a broader investment mandate, the investment objectives and policies are sufficiently compatible to enable Developing Markets Fund to maintain its investment policies without any material changes after the Reorganization. The Board noted that both funds are exposed to the same foreign country and currency risks although as an equity fund, Developing Markets Fund may have a higher risk profile. The Board also considered the impact the Reorganization would have on expenses. The Board was advised that although Developing Markets Fund's expense ratio is higher than that of Emerging Markets Debt Fund, the expense ratio of Developing Markets Fund is expected to decrease as a result of the Reorganization. AIM has agreed to limit the expenses of Developing Markets Fund to 1.75% for Class A shares, 2.40% for Class B shares, and 2.40% for Class C shares following the Reorganization, the same limits on expenses currently applicable to Emerging Markets Debt Fund.

     The Board also considered the capabilities, experience, and performance of the portfolio management team of Developing Markets Fund and the performance of Emerging Markets Debt Fund in relation to the performance of Developing Markets Fund. AIM advised the Board that, while past performance is no guarantee of future results, the portfolio management team of Developing Markets Fund produced superior recent investment performance than the portfolio management team of Emerging Markets Debt Fund. As of December 31, 1999, the Morningstar ratings and Lipper Inc. rankings for Emerging Markets Debt Fund and Developing Markets Fund were as follows:

     Morningstar Rating(1)

                                                              OVERALL   3-YEAR   5-YEAR
                                                              -------   ------   ------
Emerging Markets Debt Fund..................................     1        1        1
Developing Markets Fund.....................................     2        2        2

     Lipper Rank (Percentile)(2)

                                                              1-YEAR   3-YEAR   5-YEAR
                                                              ------   ------   ------
Emerging Markets Debt Fund..................................    72%      94%      83%
Developing Markets Fund.....................................    70%      92%      57%

---------------

(1) Under the Morningstar rating system, the top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive a single star.

(2) Under the Lipper ranking system, the lower the percentile rank the better the performance.

     AIM also advised the Board that it could benefit in the future if the combined Fund's assets grow faster than the assets of the two Funds would have grown separately in the absence of the Reorganization. In addition, any reduction in Developing Markets Fund's expense ratio as a result of the Reorganization could benefit AIM by reducing or eliminating any reimbursements or waivers of expenses resulting from its obligation to limit the expenses of Developing Markets Fund to 1.75% for Class A shares, 2.40% for Class B shares, and 2.40% for Class C shares.

     In addition, the Board noted that no initial sales or other charges would be imposed on any Developing Markets Fund shares issued to Emerging Markets Debt Fund shareholders in connection with the Reorganization. Finally, the Board reviewed the principal terms of the Plan. The Board also noted that Emerging Markets Debt Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to Emerging Markets Debt Fund and its shareholders.

     On the basis of the information provided to the Board and on their evaluation of the Reorganization, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Emerging Markets Debt Fund or Developing Markets Fund and is in the best interest of Emerging Markets Debt Fund and its shareholders. Therefore, the Board recommended the approval of the Plan by the shareholders of Emerging Markets Debt Fund at a special meeting.

                                    SYNOPSIS

THE REORGANIZATION

     The Plan provides for the acquisition by Developing Markets Fund of Emerging Markets Debt Fund's assets (its interest in the Portfolio) in exchange solely for Developing Markets Fund shares and the assumption by Developing Markets Fund of Emerging Markets Debt Fund's liabilities. Those transactions will occur as of 8:00 a.m., Eastern time, on June 19, 2000, or on such later date as the conditions to the closing are satisfied ("Closing Date"). Emerging Markets Debt Fund will then distribute the Developing Markets Fund shares to its shareholders, by class, so that each Emerging Markets Debt Fund shareholder will receive the number of full and fractional shares of the corresponding class of Developing Markets Fund in terms of fees and other characteristics, including nomenclature ("Corresponding Class"), that equals the value of the shareholder's holdings of Emerging Markets Debt Fund shares as of the closing date. Following the Reorganization, (1) Developing Markets Fund will redeem in-kind the interest it received in the Portfolio; and
(2) Emerging Markets Debt Fund will be terminated as soon as practicable.

     The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized by either Fund or their shareholders as a result of the Reorganization. See "Additional Information About the Reorganization -- Federal Tax Considerations" herein.

COMPARISON OF EMERGING MARKETS DEBT FUND AND DEVELOPING MARKETS FUND

  INVESTMENT OBJECTIVES AND POLICIES

     Emerging Markets Debt Fund's primary investment objective is high current income, and its secondary investment objective is growth of capital. Under normal circumstances, Emerging Markets Debt Fund seeks its objective by investing all of its investable assets in the Portfolio which, in turn, invests at least 65% of its total assets in debt securities of issuers located in developing or emerging market countries; i.e., those that are in the initial stages of their industrial cycles. The Portfolio may invest in the following types of debt securities: (1) debt securities issued or guaranteed by the governments of developing countries, or their agencies or instrumentalities; (2) securities issued or guaranteed by the central banks of emerging market countries; (3) securities issued by other banks and companies in such countries; and (4) securities denominated in or indexed to the currencies of developing countries. In addition, Emerging Markets Debt Fund may invest up to 35% of its total assets in equity securities of issuers in developing countries; equity and debt securities of issuers in developed countries, including the U.S.; and cash and money market instruments. As of October 31, 1999, the Portfolio's holdings consisted of 0% equity securities, 97% debt securities, and 3% other investments.

     Developing Markets Fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital. Developing Markets Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. Under normal circumstances, a majority of Developing Markets Fund's assets is invested in emerging market equity securities. Developing Markets Fund may invest 100% of its total assets in debt securities that are below investment grade. Developing Markets Fund may also invest up to 50% of its assets in developing market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income. Although Developing Markets Fund has flexibility to invest in debt securities, it primarily invests in equity securities. As of October 31, 1999, Developing Markets Fund's holdings consisted of 98% equity securities, 0% debt securities, and 2% other investments.

  INVESTMENT ADVISORY SERVICES

     AIM serves as investment adviser, and INVESCO Asset Management Limited ("INVESCO") serves as investment sub-adviser, to Developing Markets Fund and the Portfolio. After the Reorganization, AIM and INVESCO will continue to serve Developing Markets Fund in their current capacities. John Cleary, Edwin Gutierrez, and Jonathan Mann are primarily responsible for the portfolio management of the Portfolio and William Barron, John Cleary, and Christine Rowley are primarily responsible for the portfolio management of Developing Markets Fund.

  PERFORMANCE

     Set forth below are average annual total returns for the periods indicated for Emerging Markets Debt Fund and Developing Markets Fund. The average annual total return figures take into account sales charges applicable to purchases of shares of the Funds. Past performance cannot guarantee future results.

                                             EMERGING MARKETS DEBT FUND      DEVELOPING MARKETS FUND
                                             ---------------------------   ---------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                             SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                             -------   -------   -------   -------   -------   -------
1 Year Ended Oct. 31, 1999.................   12.78%    12.61%     n/a      26.71%    27.14%     n/a
3 Years Ended Oct. 31, 1999................   (3.36)%   (2.98)%    n/a      (8.86)%     n/a      n/a
5 Years Ended Oct. 31, 1999................    5.22%     5.36%     n/a      (4.63)%     n/a      n/a

  EXPENSES

     Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Class A, Class B, and Class C shares of Emerging Markets Debt Fund and Developing Markets Fund for the fiscal year ended October 31, 1999. The pro forma estimated Expense Ratios of Developing Markets Fund giving effect to the Reorganization is also provided.

                                       EMERGING MARKETS                                       DEVELOPING MARKETS FUND PRO
                                           DEBT FUND              DEVELOPING MARKETS FUND           FORMA ESTIMATED
                                  ---------------------------   ---------------------------   ---------------------------
                                  CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                  SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load on purchase
  of shares (as a % of offering
  price)(1).....................   4.75%     None      None      4.75%     None      None      4.75%     None      None
Deferred Sales Charge(as a % of
  original purchase price or
  redemption proceeds, as
  applicable)(1)................   None      5.00%     1.00%     None      5.00%     1.00%     None      5.00%     1.00%
ANNUAL OPERATING EXPENSES (AS A
  % OF NET ASSETS)
Management Fees.................   0.98%     0.98%     0.98%     0.98%     0.98%     0.98%     0.98%     0.98%     0.98%
Rule 12b-1 Distribution.........   0.35%     1.00%     1.00%     0.36%     1.00%     1.00%     0.40%     1.00%     1.00%
Plan Fees
  Other Expenses................   0.46%     0.46%     0.46%     1.03%     0.99%     0.99%     0.73%     0.73%     0.73%
  Interest Expense..............   0.13%     0.13%     0.13%     0.01%     0.01%     0.01%     0.01%     0.01%     0.01%
                                   ----      ----      ----      ----      ----      ----      ----      ----      ----
Total Other Expenses............   0.59%     0.59%     0.59%     1.04%     1.00%     1.00%     0.74%     0.74%     0.74%
Total Annual Fund...............   1.92%     2.57%     2.57%     2.38%     2.98%     2.98%     2.12%     2.72%     2.72%
                                   ----      ----      ----      ----      ----      ----      ----      ----      ----
Operating Expenses
Fee Waiver......................   0.04%     0.04%     0.04%     0.47%     0.47%     0.47%     0.37%     0.37%     0.37%
Net Expenses(2).................   1.88%     2.53%     2.53%     1.91%     2.51%     2.51%     1.75%     2.35%     2.35%
                                   ====      ====      ====      ====      ====      ====      ====      ====      ====

---------------

(1) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charges ("CDSC") on Class B shares apply to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. The maximum 1% CDSCs on Class C shares apply to redemptions during the first year after purchase.

(2) Expenses are based on each fund's fiscal year ended October 31, 1999, and reflect AIM's contractual agreement to limit Emerging Markets Debt Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 2.40% of the average daily net assets of the fund's Class A, Class B, and Class C shares, respectively, and to limit Developing Market Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50%, and 2.50% of the average daily net assets of the fund's Class A,

    Class B, and Class C shares, respectively. Further, AIM has contractually agreed to limit the expenses of Developing Markets Fund after consummation of the Reorganization (excluding interest, taxes, dividends on short sales, extraordinary items and increases for indirect credits, if any) to the annual rate of 1.75%, 2.40%, and 2.40% of the average daily net assets of the fund's Class A, Class B, and Class C shares, respectively, until June 30, 2001. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. To the extent fees are waived, the expenses will be lower.

                                                             ONE    THREE     FIVE       TEN
                                                             YEAR   YEARS    YEARS    YEARS (3)
                                                             ----   ------   ------   ---------
EMERGING MARKETS DEBT FUND
  Class A shares(1)........................................  $661   $1,049   $1,462    $2,612
  Class B shares:
     Assuming complete redemption at end of period(2)......  $760   $1,099   $1,565    $2,747
     Assuming no redemption................................  $260   $  799   $1,365    $2,747
  Class C shares
     Assuming complete redemption at end of period (2).....  $360   $  799   $1,365    $2,905
     Assuming no redemption................................  $260   $  799   $1,365    $2,905
DEVELOPING MARKETS FUND
  Class A shares(1)........................................  $705   $1,182   $1,685    $3,062
  Class B shares:
     Assuming complete redemption at end of period(2)......  $801   $1,221   $1,767    $3,159
     Assuming no redemption................................  $301   $  921   $1,567    $3,159
  Class C shares
     Assuming complete redemption at end of period (2).....  $401   $  921   $1,567    $3,299
     Assuming no redemption................................  $301   $  921   $1,567    $3,299
COMBINED FUND
  Class A shares(1)........................................  $680   $1,107   $1,560    $2,810
  Class B shares:
     Assuming complete redemption at end of period(2)......  $775   $1,144   $1,640    $2,907
     Assuming no redemption................................  $275   $  844   $1,440    $2,907
  Class C shares
     Assuming complete redemption at end of period (2).....  $375   $  844   $1,440    $3,051
     Assuming no redemption................................  $275   $  844   $1,440    $3,051

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable contingent deferred sales charge.

(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which the purchase was made.

  SALES CHARGES

     No sales charges are applicable to shares of Developing Market Fund received in connection with the Reorganization. The Class A shares of both Developing Markets Fund and Emerging Markets Debt Fund are sold subject to a maximum initial sales charge of 4.75%. Class B shares are sold subject to a maximum CDSC of 5.00% of the lesser of the net asset value ("NAV") at time of purchase or sale, which declines to zero after six years. Class C shares are sold subject to a maximum CDSC of 1.00% of the lesser of the NAV at time of purchase or sale, only during the first year. For purposes of calculating the CDSC, the holding period for the Class B shares distributed to Class B shareholders and for the Class C shares distributed to Class C shareholders of Emerging Markets Debt Fund will be treated as having the same period as the shares of Emerging Markets Debt Fund previously held. New purchases of Class A, Class B, and Class C shares of Developing Markets Fund by any shareholders will be subject to their terms, including, for example, for Class A shares, the 4.75% initial sales charge. As is currently the case for each Fund, no CDSC will be applied to redemptions of Class B shares that represent reinvested dividends or other distributions, nor will Class A shares so acquired be subject to any initial sales charge.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Developing Markets Fund and Emerging Markets Debt Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"). The Class A shares of Developing Markets Fund and Emerging Markets Debt Fund pay a fee in the amount of 0.50% and 0.35%, respectively, of average daily net assets to AIM Distributors for distribution services. The Class B shares and Class C shares of Developing Markets Fund and Emerging Markets Debt Fund pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares, respectively, for distribution services. For more information, see the Shareholder Information section in the Developing Markets Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     Purchase and redemption procedures are the same for Developing Markets Fund and Emerging Markets Debt Fund. Shares of Developing Markets Fund and Emerging Markets Debt Fund may be exchanged for shares of other funds of The AIM Family of Funds--Registered Trademark-- of the same class, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of an AIM Fund's Class B shares or Class C shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

  OPERATIONS OF DEVELOPING MARKETS FUND FOLLOWING THE REORGANIZATION

     There are differences in the investment objectives and some of the investment policies of the Funds. It is not expected that Developing Markets Fund will revise its investment objectives or policies following the Reorganization to reflect those of Emerging Markets Debt Fund. Rather, AIM and INVESCO believe that substantially all of the assets held by the Portfolio will be consistent with Developing Markets Fund's investment policies and thus could be held by Developing Markets Fund if the Reorganization is approved. If the Reorganization is approved, the Portfolio will sell any assets that are inconsistent with Developing Markets Fund's investment policies prior to the effective time of the Reorganization, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by Developing Markets Fund. The need, if any, for the Portfolio to dispose of assets prior to the effective time of the Reorganization may result in selling securities at a disadvantageous time and could result in the Portfolio's realizing losses that would not otherwise have been realized.

  PORTFOLIO MANAGEMENT

     John Cleary, Edwin Gutierrez, and Jonathan Mann are primarily responsible for the day-to-day management of the Portfolio. Mr. Cleary has been Portfolio Manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Mr. Cleary completed the investment management program at the London Business School in 1996. Mr. Gutierrez has been Portfolio Manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was an economist for Chancellor LGT Asset Management. Mr. Mann has been Portfolio Manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was an economist for LGT Asset Management.

     William Barron, John Cleary, and Christine Rowley are primarily responsible for the day-to-day management of the Developing Markets Fund. Mr. Barron has been Portfolio Manager for Developing Markets Fund since 1999 and has been associated with AIM and/or its affiliates since 1995. Mr. Cleary has been Portfolio Manager for Developing Markets Fund since 1999 and has been associated with AIM and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Ms. Rowley has been Portfolio Manager for Developing Markets Fund since 1999 and has been associated with AIM and/or its affiliates since 1991.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Developing Markets Fund for the twelve month period ended October 31, 1999, is set forth in Appendix III to this Proxy Statement/Prospectus.

                                  RISK FACTORS

NON-DIVERSIFIED CLASSIFICATION

     Both Emerging Markets Debt Fund and Developing Markets Fund are classified as "non-diversified" funds. As a result, investment may be made in a smaller number of issuers than a "diversified" fund. To the extent that investment is made in a smaller number of issuers, the NAV of a Fund's shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

INVESTING IN EMERGING MARKETS

     Developing Markets Fund and the Portfolio each invests primarily in securities of issuers located in emerging markets. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

     Disclosure and regulatory standards in most emerging markets are, in many respects, less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in those markets, and enforcement of existing regulations has been extremely limited.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in those markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company and series thereof, such as a Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Trust believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Trust's identification of such conditions until the date of any SEC action, the Funds' portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board.

LOWER QUALITY DEBT

     The Portfolio normally invests a significant amount of its total assets in debt securities rated below investment grade. The Developing Markets Fund also may invest in such securities. Such investments involve a high degree of risk. Debt rated Baa by Moody's Investor Service, Inc. ("Moody's") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated C by Moody's or S&P is the lowest-rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such period, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it, such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by an issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

     Lower quality debt securities frequently have call or buy-back features that permit an issuer to call or repurchase the security from the holder. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market.

SOVEREIGN DEBT

     Developing Markets Fund and the Portfolio each may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's NAV, to a greater extent than the volatility inherent in domestic fixed income securities.

     Investors also should be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Those securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of those securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. A Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for those securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that they could be sold only to a limited number of dealers or institutional investors.

CURRENCY RISK

     Because Developing Markets Fund and the Portfolio each may invest substantially in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between those currencies and the U.S. dollar. Changes in currency exchange rates will affect the NAV of a Fund's shares and also may affect the value of dividends and interest earned by a Fund and gains and losses realized by it.

     Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated may have a detrimental impact on a Fund.

OPTIONS, FUTURES, AND FOREIGN CURRENCY TRANSACTIONS

     Developing Markets Fund and the Portfolio are each authorized to enter into options, futures, and forward currency transactions. These transactions involve certain risks, which include: (1) dependence on AIM's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts, and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

                              FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand Developing Markets Fund's financial performance. Certain information reflects financial results for a single Developing Markets Fund share.

     The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Developing Markets Fund (assuming reinvestment of all dividends and distributions).

     This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Developing Markets Fund's financial statements, is included in Developing Markets Fund's annual report, which is available upon request.

     Total return information in this table may be affected by special market factors, including Developing Markets Fund's investments in initial public offerings, which may have a magnified impact on Developing Markets Fund due to its small asset base. There is no guarantee that, as Developing Markets Fund's assets grow, it will continue to experience substantially similar performance.

     G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") was a closed-end investment company whose single class of shares traded on the New York Stock Exchange. On October 31, 1998, Developing Markets Fund, which had no previous operating history, acquired the assets and assumed the liabilities of the Predecessor Fund. The fees and expenses of Developing Markets Fund differ from those of the Predecessor Fund. Developing Markets Fund's fiscal year ends October 31, rather than December 31, which was the Predecessor Fund's fiscal year end.

                                                                    CLASS A
                                         --------------------------------------------------------------
                                                                  TEN MONTHS
                                         YEAR ENDED OCTOBER 31,      ENDED      YEAR ENDED DECEMBER 31,
                                         ----------------------   OCTOBER 31,   -----------------------
                                          1999(a)     1998(a)       1997(b)        1996         1995
                                         ---------   ----------   -----------   ----------   ----------
Net asset value, beginning of period...  $   7.53    $   12.56     $  13.84      $  11.60     $  12.44
                                         --------    ---------     --------      --------     --------
Income From Investment operations:
  Net investment income................      0.06     0.39(c,d)        0.25          0.53         0.72
  Net realized and unrealized gain
     (loss) on investments.............      2.36        (5.10)       (1.53)         2.19        (0.84)
                                         --------    ---------     --------      --------     --------
  Net increase (decrease) from
     investment operations.............      2.42        (4.71)       (1.28)         2.72        (0.12)
                                         --------    ---------     --------      --------     --------
  Redemption fees retained.............      0.03         0.28           --            --           --
Distributions to shareholders:
  From net investment income...........     (0.12)       (0.60)          --         (0.48)       (0.72)
  From net realized gain on
     investments.......................        --           --           --            --           --
          Total distributions..........     (0.12)       (0.60)          --         (0.48)       (0.72)
                                         --------    ---------     --------      --------     --------
Net asset value, end of period.........  $   9.86    $    7.53     $  12.56      $  13.84     $  11.60
                                         ========    =========     ========      ========     ========
Total return (e).......................     33.11%      (37.09)%      (9.25)%       23.59%       (0.95)%
Ratios and supplemental data:
Net assets, end of period (in 000's)...  $157,198    $  87,517     $457,379      $504,012     $422,348
Ratio of net investment income to
  average net assets
  With fee waivers.....................      0.68%(f)     3.84%        2.03%(g)      4.07%        6.33%
  Without fee waivers..................      0.21%(f)     3.43%        1.95%(g)      4.04%        6.30%
Ratio of operating expenses to average
  net assets excluding interest expense
  With fee waivers.....................      1.90%(f)     1.73%        1.75%(g)      1.82%        1.77%
  Without fee waivers..................      2.37%(f)     2.14%        1.83%(g)      1.85%        1.80%
Ratio of interest expense to average
  net assets...........................      0.01%        0.20%         N/A           N/A          N/A
Portfolio turnover rate................       125%         111%         184%(g)       138%          75%

---------------

(a) These selected per share data were calculated based upon average shares outstanding during the period.

(b) Prior to November 1, 1997, the Fund was known as G.T. Global Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.

(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.

(d) Before reimbursement, the net investment income per share would have been reduced by $0.04.

(e) Total return does not include sales charges and is not annualized for periods less than one year.

(f)  Ratios are based on average net assets of $123,758,642.

(g)  Annualized.

N/A  Not Applicable.

                                                       CLASS B                       CLASS C
                                               -----------------------     ---------------------------
                                                                           MARCH 1, 1999 (COMMENCEMENT
                                                                                OF OPERATIONS) TO
                                               YEAR ENDED OCTOBER 31,              OCTOBER 31,
                                               -----------------------     ---------------------------
                                                1999(a)       1998(a)                1999(a)
                                               ---------     ---------     ---------------------------
Net asset value, beginning of period.........   $  7.49       $ 12.56                $ 7.47
                                                -------       -------                ------
Income From Investment operation
  Net investment income (loss)...............      0.01          0.31(b,c)               --
  Net realized and unrealized gain (loss) on
     investments.............................      2.37         (5.07)                 2.32
                                                -------       -------                ------
  Net increase (decrease) from investment
     operations..............................      2.38         (4.76)                 2.32
                                                -------       -------                ------
  Redemption fees retained...................        --          0.28                    --
Distributions to shareholders:
  From net investment income.................     (0.08)        (0.59)                   --
  From net realized gain on investments......        --            --                    --
                                                -------       -------                ------
          Total distributions................     (0.08)        (0.59)                   --
                                                -------       -------                ------
Net asset value, end of period...............   $  9.79       $  7.49                $ 9.79
                                                =======       =======                ======
Total return(d)..............................     32.14%       (39.76)%               31.06%
Ratios and supplemental data:
Net assets, end of period (in 000's).........   $49,723       $   154                $  412
Ratio of net investment income (loss) to
  average net assets:
  With fee waivers...........................      0.08%(e)      3.09%                 0.08%(f)
  Without fee waivers........................     (0.39)%(e)     2.68%                (0.39)%(f)
Ratio of operating expenses to average net
  assets excluding interest expense:
  With fee waivers...........................      2.50%(e)      2.48%                 2.50%(f)
  Without fee waivers........................      2.97%(e)      2.89%                 2.97%(f)
Ratio of interest expense to average net
  asset......................................      0.01%         0.20%                 0.01%
Portfolio turnover rate......................       125%          111%                  125%

---------------

(a) These selected per share data were calculated based upon average shares outstanding during the period.

(b) Before reimbursement, the net investment income per share would have been reduced by $0.04.

(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.

(d) Total return does not include sales charges and is not annualized for periods less than one year.

(e)  Ratios are based on average net assets of $35,727,260.

(f)  Ratios are annualized and based on average net assets of $208,934.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Proxy
Statement/Prospectus.

THE REORGANIZATION

     The Plan contemplates (a) Developing Markets Fund's acquiring on the Closing Date the assets of Emerging Markets Debt Fund in exchange solely for Developing Markets Fund's shares and its assumption of Emerging Markets Debt Fund's liabilities and (b) the constructive distribution of those shares to Emerging Markets Debt Fund shareholders. Emerging Markets Debt Fund's assets include its interest in the Portfolio as well as all cash, cash equivalents, receivables, and other property owned by it as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing Date ("Valuation Time") (collectively, "Assets"). Developing Markets Fund will assume from Emerging Markets Debt Fund all its debts, liabilities, obligations and duties of whatever kind or nature as of the Valuation Time (collectively, "Liabilities"); provided, however, that Emerging Markets Debt Fund will use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Valuation Time. Developing Markets Fund also will deliver its shares to Emerging Markets Debt Fund, which then will be constructively distributed to Emerging Markets Debt Fund's shareholders.

     The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Developing Markets Fund and the NAV of a Class A, Class B, and Class C share of Developing Markets Fund will be determined as of the Valuation Time. Where market quotations are readily available, portfolio securities will be valued based upon such market quotations, provided the quotations adequately reflect, in AIM's judgment, the fair value of the security. Where such market quotations are not readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless the Board determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of the Board.

     On, or as soon as practicable after, the Closing Date, Emerging Markets Debt Fund will distribute to its shareholders of record the Developing Markets Fund's shares it receives, by Class, so that each Class A, Class B, and Class C Emerging Markets Debt Fund shareholder will receive a number of full and fractional shares of the Class A, Class B, or Class C Developing Markets Fund shares, respectively ("Corresponding Class"), equal in value to the shareholder's holdings in Emerging Markets Debt Fund. Such distribution will be accomplished by opening accounts on the books of Developing Markets Fund in the names of Emerging Markets Debt Fund's shareholders and by transferring thereto the shares of each Class previously credited to the account of Emerging Markets Debt Fund on those books. Fractional shares in each Class of Developing Markets Fund will be rounded to the third decimal place.

     Immediately after the Reorganization, each former shareholder of Emerging Markets Debt Fund will own shares of the Class of Developing Markets Fund that will equal the value of that shareholder's shares of the Corresponding Class of Emerging Markets Debt Fund immediately prior to the Reorganization. Because shares of each Class of Developing Markets Fund will be issued at NAV in exchange for the net assets attributable to the Corresponding Class of Emerging Markets Debt Fund, the aggregate value of shares of each Class of Developing Markets Fund so issued will equal the aggregate value of shares of the Corresponding Class of Emerging Markets Debt Fund. The NAV per share of Developing Markets Fund will be unchanged by the transactions. Thus, the Reorganization will not result in a dilution of any shareholder interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

     The Trust is registered with the SEC as an open-end management investment company. Pursuant to the Trust's Declaration of Trust, the Trust may issue an unlimited number of shares. Each share of a Fund represents an equal proportionate interest with other shares in that Fund, has a par value of $0.01 per share, has equal earnings, assets, and voting privileges, except as noted in the prospectus for each Fund, and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board. The Trustees have established Developing Markets Fund as one of its series and have authorized the public offering of three Classes of shares of that Fund, designated Class A, Class B, and Class C shares. Each share in a Class represents an equal proportionate interest in Developing Markets Fund's assets with each other share in that Class. Shares of Developing Markets Fund entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each Class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of a Fund, when issued, are fully paid and nonassessable.

     The Classes of Developing Markets Fund differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution;
(2) Class A shares are subject to an initial sales charge and bear ongoing distribution fees; (3) Class B shares bear ongoing distribution fees, are subject to a CDSC upon certain redemptions, and convert to Class A shares after a certain period; (4) Class C shares bear ongoing distribution fees, are subject to a CDSC upon certain redemptions, and do not convert to Class A shares; and
(5) each Class may bear differing amounts of certain Class-specific expenses. Each share of each Class of Developing Markets Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that because of different distribution fees and other Class-specific expenses, the amount of dividends and other distributions paid by each class will differ.

PURCHASES, REDEMPTIONS, AND EXCHANGES OF SHARES

     Shares of each Fund are available through A I M Fund Services, Inc. ("Transfer Agent") or through any dealer authorized by AIM Distributors to sell shares of the AIM Funds. The minimum initial investment in each Fund is $500; each additional investment must be $50 or more. These minimums may be waived or reduced for investments by employees of AIM or its affiliates, certain pension plans and retirement accounts, and participants in a Fund's automatic investment plan.

     The rights and privileges of the shareholders of each Class of Emerging Markets Debt Fund Shares will be effectively unchanged by the Reorganization. Accordingly, the Reorganization will have no effect on the holding period of Class B and Class C shares of Emerging Markets Debt Fund for purposes of calculating any applicable CDSC. Similarly, the Reorganization will have no effect on the policies regarding the ability of investors to qualify for reduced or waived sales charges, as currently in effect for Emerging Markets Debt Fund.

     Shares of each Fund may be exchanged for shares of the Corresponding Class of other AIM Funds, and shares of each Fund may be acquired through an exchange of shares of the Corresponding Class of other AIM Funds, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of AIM Fund's Class B or Class C shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Emerging Markets Debt Fund generally distributes dividends from its net investment income, if any, monthly. Developing Markets Fund generally distributes dividends from its net investment income, if any, annually. Both Funds generally distribute any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions annually. Shareholders of each Fund may reinvest dividends and other distributions in additional Fund shares of the distributing class (or in shares of the Corresponding Class of other AIM Funds) on the payment date at those shares' NAV that day or receive the distribution amount in cash. Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and capital gains.

     On or before the Closing Date, Emerging Markets Debt Fund will declare as a distribution substantially all of its net investment income, net capital gain, net short-term capital gain, and net gains from foreign currency transactions in order to maintain its tax status as a regulated investment company. Developing Markets Fund also may declare and distribute as a dividend to its shareholders, on or before the Closing Date, substantially all of any previously undistributed net investment income. The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Emerging Markets Debt Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the shareholders' interests.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Developing Markets Fund of the assets transferred to it by Emerging Markets Debt Fund will be the same as Emerging Markets Debt Fund's book cost basis of such assets.

FEDERAL TAX CONSIDERATIONS

     The exchange of Emerging Markets Debt Fund's Assets for Developing Markets Fund shares and Developing Markets Fund's assumption of the liabilities of Emerging Markets Debt Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, substantially to the effect that:

     (i) The acquisition of the assets of the Emerging Markets Debt Fund by the Developing Markets Fund in exchange solely for the Developing Markets Fund Shares and the Developing Markets Fund's assumption of the Emerging Markets Debt Fund's liabilities, followed by the distribution of those Shares pro rata to the Emerging Markets Debt Fund Shareholders constructively in exchange for their Emerging Markets Debt Fund Shares, as provided in the Agreement, will qualify as a "reorganization" within the meaning of section 368(a) of the Code, and each of the Emerging Markets Debt Fund and the Developing Markets Fund will be a "party to a reorganization" within the meaning of 368(b) of the Code.

     (ii) The Emerging Markets Debt Fund will recognize no gain or loss on the transfer of its assets to the Developing Markets Fund in exchange solely for Developing Markets Fund Shares and the Developing Markets Fund's assumption of the Emerging Markets Debt Fund's liabilities or on the distribution of those Shares to the Emerging Markets Debt Fund Shareholders.

     (iii) The Developing Markets Fund will recognize no gain or loss on its receipt of the assets of the Emerging Markets Debt Fund in exchange solely for Developing Markets Fund Shares and its assumption of the Emerging Markets Debt Fund's liabilities.

     (iv) The Developing Markets Fund's basis for the assets of the Emerging Markets Debt Fund transferred to it will be the same as the Emerging Markets Debt Fund's basis therefor immediately before the Reorganization, and the Developing Markets Fund's holding period for those assets will include the Emerging Markets Debt Fund's holding period therefor.

     (v) An Emerging Markets Debt Fund Shareholder will recognize no gain or loss on the receipt of Developing Markets Fund Shares in constructive exchange for all its Emerging Markets Debt Fund Shares pursuant to the Reorganization.

     (vi) An Emerging Markets Debt Fund Shareholder's aggregate basis for the Developing Markets Fund Shares received thereby in the Reorganization will be the same as the aggregate basis for its Emerging Markets Debt Fund Shares to be constructively surrendered in exchange therefor, and its holding period for those Developing Markets Fund Shares will include its holding period for those Emerging Markets Debt Fund Shares, provided the Emerging Markets Debt Fund Shareholder held the Emerging Markets Debt Fund Shares as capital assets at the Effective Time.

     The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by Developing Markets Fund after the Reorganization of pre-Reorganization capital losses realized by Emerging Markets Debt Fund could be subject to limitation in future years under the Code.

     Shareholders of Emerging Markets Debt Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                           ORGANIZATION OF THE FUNDS

     The Trust is an open-end management investment company organized as a Delaware business trust. Emerging Markets Debt Fund commenced operations on October 22, 1992, as a series of G.T. Investment Funds, Inc. (the "Company"), the Trust's predecessor entity. Developing Markets Fund commenced operations on November 1, 1997 as a series of the Company, as the successor (in a reorganization) to G.T. Global Developing Markets, Inc., a closed-end investment company that commenced operations on January 11, 1994. On September 4, 1998, the Trust acquired the assets and assumed the liabilities of the Company. The operations of the Trust, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

                  OWNERSHIP OF EMERGING MARKETS DEBT FUND AND
                         DEVELOPING MARKETS FUND SHARES

     Listed below is the name, address and percent ownership of each person who as of April 24, 2000, to the knowledge of the Trust, owned beneficially five percent or more of any class of the outstanding shares of Emerging Markets Debt Fund and Developing Markets Fund:

                           EMERGING MARKETS DEBT FUND

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class A
  Salomon Smith Barney Inc. ................................    6.06%           -0-*
  388 Greenwich Street
  New York, NY 10013-2339

Class B
  Merrill Lynch Pierce Fenner & Smith.......................    9.35%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class C
  Salomon Smith Barney Inc. ................................   31.47%           -0-*
  333 West 34th St., 3rd Floor
  New York, NY 10001

  Donaldson Lufkin Jenrette.................................   14.48%           -0-*
     Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-9998

  Jane W. Glover............................................     -0-           6.49%
  1201 Kirkland Rd.
  Covington, GA 30016-2948

  ITC Cust. Rollover IRA FBO................................     -0-           5.68%
  Dennis M. Maziarz
  27 Bailey Dr.
  Washington Crossing, PA 18977-1007

  Raymond James & Assoc. Inc. CSDN..........................     -0-           5.10%
  Cosmo D. Mastropaolo IRA
  (PASS)
  9 Point View Pl.
  Mountain Lakes, NJ 07046

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                            DEVELOPING MARKETS FUND

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class A
  Merrill Lynch Pierce Fenner & Smith.......................    8.97%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

Class B
  Merrill Lynch Pierce Fenner & Smith.......................    5.87%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class C
  Merrill Lynch Pierce Fenner & Smith.......................   10.37%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

  First Clearing Corporation................................     -0-           8.11%
  W. L. Burgess IRA R/O
  FCC as Custodian
  7893 Vue Estates Road
  Meridian, ID 83642-5207

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     To the best of the knowledge of the Trust, the beneficial ownership of shares of Emerging Markets Debt Fund or of Developing Markets Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding Class A, Class B and Class C shares of each Fund as of April 24, 2000.

                                 CAPITALIZATION

     The following table shows the capitalization of each Fund as of October 31, 1999, and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                                             EMERGING MARKETS    DEVELOPING MARKETS   PRO FORMA CLASS A
                                            DEBT FUND: CLASS A     FUND: CLASS A          COMBINED
                                            ------------------   ------------------   -----------------
Net Assets................................     $54,330,409          $157,197,964        $211,528,373
Shares Outstanding........................       6,543,402            15,944,507          21,452,645
Net Asset Value Per Share.................     $      8.30          $       9.86        $       9.86

                                              EMERGING MARKETS    DEVELOPING MARKETS   PRO FORMA CLASS B
                                             DEBT FUND: CLASS B     FUND: CLASS B          COMBINED
                                             ------------------   ------------------   -----------------
Net Assets.................................     $97,393,834          $49,723,202         $147,117,036
Shares Outstanding.........................      11,728,667            5,079,702           15,023,311
Net Asset Value Per Share..................     $      8.30          $      9.79         $       9.79

                                             EMERGING MARKETS    DEVELOPING MARKETS   PRO FORMA CLASS C
                                            DEBT FUND: CLASS C     FUND: CLASS C          COMBINED
                                            ------------------   ------------------   -----------------
Net Assets................................       $208,357             $411,826            $620,183
Shares Outstanding........................         25,096               42,079              63,355
Net Asset Value Per Share.................       $   8.30             $   9.79            $   9.79

                                 LEGAL MATTERS

     Certain legal matters concerning the Trust and its participation in the Reorganization, the issuance of shares of Developing Markets Fund in connection with the Reorganization, and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Trust.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statements of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which the Trust has filed with the Securities and Exchange Commission ("SEC") pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Emerging Markets Debt Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Developing Markets Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     The Trust is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements, and other information filed by the Trust (including the Registration Statement of the Trust relating to the Developing Markets Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, NY 10048; and 500 West Madison Street, 14th Floor, Chicago, IL 6066l. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust and other registrants that file electronically with the SEC.

                 ADDITIONAL INFORMATION ABOUT EMERGING MARKETS
                     DEBT FUND AND DEVELOPING MARKETS FUND

     For more information with respect to the Trust and Developing Markets Debt Fund concerning the following topics, please refer to the Developing Markets Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus, as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding the Trust and Developing Markets Fund; (ii) see discussion in "Investment Objectives and Strategies, "Fund Management," and "Other Information" for further information regarding management of Developing Markets Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of Developing Markets Fund; (iv) see "Fund Management," "Shareholder Information" for further information regarding the purchase, redemption, and repurchase of shares of Developing Markets Fund.

     For more information with respect to the Trust and Emerging Markets Debt Fund concerning the following topics, please refer to the Emerging Markets Debt Fund Prospectus as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding the Trust and Emerging Markets Debt Fund; (ii) see discussion in "Investment Objectives and Strategies," "Fund Management," and "Other Information" for further information regarding management of Emerging Markets Debt Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of Emerging Markets Debt Fund; (iv) see "Fund Management," "Other Information" and "Shareholder Information" for further information regarding the purchase, redemption, and repurchase of shares of Emerging Markets Debt Fund.

                                    EXPERTS

     The audited financial statements of the Funds incorporated by reference herein and in their respective Statements of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Funds' respective Annual Reports to Shareholders for the fiscal year ended October 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its reports given on its authority as experts in auditing and accounting.

                                                                      APPENDIX I



                             PLAN OF REORGANIZATION

                                AND TERMINATION

                                    BETWEEN

                         AIM EMERGING MARKETS DEBT FUND

                                      AND

                          AIM DEVELOPING MARKETS FUND

                              EACH A PORTFOLIO OF

                              AIM INVESTMENT FUNDS

                                 MARCH 22, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE 1  DEFINITIONS......................................  I-1
  Section 1.1  Definitions..................................  I-1

ARTICLE 2  THE REORGANIZATION...............................  I-3
  Section 2.1  Transfer of Assets, Issuance of Shares, and
     Assumption of Liabilities..............................  I-3
  Section 2.2  Computation of Net Asset Value...............  I-3
  Section 2.3  Redemption Requests..........................  I-3
  Section 2.4  Delivery of Assets...........................  I-3
  Section 2.5  Dissolution..................................  I-4
  Section 2.6  Distribution of Acquiring Fund's Shares......  I-4
  Section 2.7  Identification of Assets.....................  I-4
  Section 2.8  Discharge of Liabilities.....................  I-4
  Section 2.9  Transfer Taxes...............................  I-4

ARTICLE 3  CONDITIONS PRECEDENT TO ACQUIRING FUND'S
  OBLIGATIONS...............................................  I-4
  Section 3.1  Acquired Fund's Shares; Liabilities; Business
     Operations.............................................  I-4
  Section 3.2  Court Jurisdiction...........................  I-5
  Section 3.3  Concentration of Assets......................  I-5
  Section 3.4  Assets.......................................  I-5
  Section 3.5  RIC Status...................................  I-5
  Section 3.6  Dividend(s)..................................  I-5
  Section 3.7  No Distribution..............................  I-5
  Section 3.8  Liabilities..................................  I-5
  Section 3.9  Shareholder Expenses.........................  I-5
  Section 3.10 Closing Certificate..........................  I-5
  Section 3.11 Voting Requirements..........................  I-5
  Section 3.12 No Compensation to Certain Shareholders......  I-5
  Section 3.13 Liquidation of Portfolio Interest............  I-6

ARTICLE 4  CONDITIONS PRECEDENT TO ACQUIRED FUND'S
  OBLIGATIONS...............................................  I-6
  Section 4.1  Registration of Acquiring Fund's Shares......  I-6
  Section 4.2  Court Jurisdiction...........................  I-6
  Section 4.3  RIC Status...................................  I-6
  Section 4.4  Ownership of Acquired Fund's Shares..........  I-6
  Section 4.5  Reacquisition of Acquiring Fund's Shares.....  I-6
  Section 4.6  Disposition of Assets........................  I-6
  Section 4.7  Continuation of Acquired Fund's Business.....  I-6
  Section 4.8  Consideration................................  I-7
  Section 4.9  Closing Certificate..........................  I-7
  Section 4.10 Post-Reorganization Transactions.............  I-7
  Section 4.11 Concentration of Assets......................  I-7

ARTICLE 5  CONDITIONS PRECEDENT TO BOTH FUNDS'
  OBLIGATIONS...............................................  I-7
  Section 5.1  Shareholder Vote.............................  I-7
  Section 5.2  Transfer of Assets...........................  I-7
  Section 5.3  Intercompany Indebtedness....................  I-7
  Section 5.4  Value of Shares..............................  I-7
  Section 5.5  Value of Assets..............................  I-7
  Section 5.6  Tax Opinion..................................  I-7
  Section 5.7  Expenses.....................................  I-8
  Section 5.8  Trust Authority..............................  I-8
  Section 5.9  No Control of Acquiring Fund.................  I-8

ARTICLE 6  MISCELLANEOUS....................................  I-8
  Section 6.1  Termination..................................  I-8
  Section 6.2  Governing Law................................  I-8
  Section 6.3  Obligations of AIF and Others................  I-9

                                       (i)

                     PLAN OF REORGANIZATION AND TERMINATION

     This PLAN OF REORGANIZATION AND TERMINATION, effective as of March 22, 2000 ("Plan"), is adopted by AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Emerging Markets Debt Fund (the "Acquired Fund") and AIM Developing Markets Fund (the "Acquiring Fund"), each a separate segregated portfolio of assets ("series") of AIF.

                                   WITNESSETH

     WHEREAS, AIF is an investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act that offers separate series of its shares representing interests in its investment portfolios, the Acquired Fund and the Acquiring Fund, for sale to the public; and

     WHEREAS, A I M Advisors, Inc. provides investment advisory services to both Funds; and

     WHEREAS, the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest; and

     WHEREAS, the Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of its liabilities and the issuance by AIF of shares of the Acquiring Fund in the manner set forth in this Plan; and

     WHEREAS, this Plan is intended to be, and is adopted by AIF as, a "plan of reorganization" within the meaning of Section 1.368-2(g) of the Regulations.

     NOW, THEREFORE, AIF hereby adopts this Plan.

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions. For all purposes of this Plan (including the foregoing recitals), the terms defined in the introductory paragraph shall apply and the following terms shall have the respective meanings set forth in this
Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Acquired Fund's Class A Shares" means Class A shares of beneficial interest in the Acquired Fund issued by AIF.

          "Acquired Fund's Class B Shares" means Class B shares of beneficial interest in the Acquired Fund issued by AIF.

          "Acquired Fund's Class C Shares" means Class C shares of beneficial interest in the Acquired Fund issued by AIF.

          "Acquired Fund's Net Value" means the total value of the Assets less the amount of the Liabilities.

          "Acquired Fund's Shareholders" means the holders of record as of the Effective Time of all the Acquired Fund's Shares.

          "Acquired Fund's Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Plan and the transactions contemplated by this Plan.

          "Acquired Fund's Shares" means the Acquired Fund's Class A Shares, Class B Shares, and Class C Shares.

          "Acquiring Fund's Class A Shares" means Class A shares of beneficial interest in the Acquiring Fund issued by AIF.

          "Acquiring Fund's Class B Shares" means Class B shares of beneficial interest in the Acquiring Fund issued by AIF.

          "Acquiring Fund's Class C Shares" means Class C shares of beneficial interest in the Acquiring Fund issued by AIF.

          "Acquiring Fund's Shares" means the Acquiring Fund's Class A Shares, Class B Shares, and Class C Shares issued pursuant to Sections 2.1 and 2.6 of this Plan.

          "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, Registration No. 811-05426.

          "AIF N-14 Registration Statement" means the registration statement on Form N-14 of AIF as in effect on the Closing Date.

          "Assets" means all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property owned by the Acquired Fund at the Valuation Time.

          "Business Day" means a day on which the NYSE is open for trading.

          "Closing" means the transfer of the Assets to the Acquiring Fund, the assumption of all the Liabilities and the issuance of the Acquiring Fund's Shares as described in Section 2.1 of this Plan.

          "Closing Date" means June 19, 2000, or such other date AIF may determine.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

          "Effective Time" means 8:00 a.m. Eastern time on the Closing Date.

          "Fund" means the Acquired Fund or the Acquiring Fund.

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Liabilities" means all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Plan.

          "Lien" means any pledge, lien, security interest, charge, claim, or encumbrance of any kind.

          "NYSE" means the New York Stock Exchange.

          "Open-End Investment Company" means an open-end management investment company operating under the Investment Company Act.

          "Person" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity.

          "Portfolio" means Emerging Markets Debt Portfolio, a Delaware business trust.

          "Regulations" means the regulations under the Code.

          "Reorganization" means the acquisition of the Assets by the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of the Liabilities and the issuance by AIF of the Acquiring Fund's Shares to the Acquired Fund, the distribution of such shares to Acquired Fund's Shareholders as described in this Plan, and the termination of the Acquired Fund as a designated series of shares of AIF.

          "Required Shareholder Vote" shall have the meaning set forth in
     Section 3.11 of this Plan.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Valuation Time" means the close of the customary trading session of the NYSE, or such other time as AIF may determine, on the Business Day immediately preceding the Closing Date, or such other date AIF may determine.

                                   ARTICLE 2

                               THE REORGANIZATION

     SECTION 2.1 Transfer of Assets, Issuance of Shares, and Assumption of Liabilities. At the Effective Time, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its Assets to the Custodian for the account of the Acquiring Fund. In exchange therefor, the Acquiring Fund shall

          (a) issue and deliver to the Acquired Fund the number of full and fractional (to the third decimal place) (i) Class A Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class A Acquired Fund's Shares by the net asset value per Class A Acquiring Fund's Share, (ii) Class B Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class B Acquired Fund's Shares by the net asset value per Class B Acquiring Fund's Share, and (iii) Class C Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class C Acquired Fund's Shares by the net asset value per Class C Acquiring Fund's Share, and

          (b) assume all of the Liabilities.

Such transactions shall all take place at the Closing.

     SECTION 2.2 Computation of Net Asset Value. (a) The net asset value per share of each class of the Acquiring Fund's Shares and the Acquired Fund's Net Value shall, in each case, be determined as of the Valuation Time.

     (b) The net asset value per share of each class of the Acquiring Fund's Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AIF Registration Statement.

     (c) The Acquired Fund's Net Value shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AIF Registration Statement.

     (d) All computations of value pursuant to this Section 2.2 shall be made by or under the direction of A I M Advisors, Inc.

     (e) If, immediately before the Valuation Time, (i) the NYSE is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Acquired Fund's Net Value and the net asset value per share of the Acquiring Fund's Shares is impracticable, the Closing Date shall be postponed until the first Business Day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     SECTION 2.3 Redemption Requests. The share transfer books of the Acquired Fund will be permanently closed as of the Valuation Time, and only requests for the redemption of the Acquired Fund's Shares received in proper form prior to the Valuation Time shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for the applicable class of the Acquiring Fund's Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Acquired Fund's Shareholders under this Plan.

     SECTION 2.4 Delivery of Assets. (a) AIF shall instruct the Custodian, no later than three Business Days preceding the Closing Date, to deliver the Assets to the Acquiring Fund at the Effective Time, by transferring ownership of the Assets from the Acquired Fund's account with the Custodian to the Acquiring Fund's account therewith. The Custodian shall deliver at the Closing a certificate of an authorized officer thereof stating that such delivery of the Assets will be effectuated in accordance with such instructions.

     (b) If delivery cannot be made in the manner contemplated by Section 2.4(a) of securities held by the Acquired Fund that were purchased thereby but not yet delivered to it or its broker or brokers by the Effective Time, then such undelivered securities shall be credited to the Acquiring Fund's account with the Custodian on such delivery.

     SECTION 2.5 Dissolution. As soon as reasonably practicable after the Closing Date, but no later than six months thereafter, the Acquired Fund's status as a designated series of shares of AIF shall be terminated.

     SECTION 2.6 Distribution of Acquiring Fund's Shares. At the Effective Time, each Acquired Fund's Shareholder (a) holding Acquired Fund's Class A Shares shall receive that number of full and fractional Acquiring Fund's Class A Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class A Shares held by such Acquired Fund's Shareholder at the Effective Time, (b) holding Acquired Fund's Class B Shares shall receive that number of full and fractional Acquiring Fund's Class B Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class B Shares held by such Acquired Fund's Shareholder at the Effective Time, and (c) holding Acquired Fund's Class C Shares shall receive that number of full and fractional Acquiring Fund's Class C Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class C Shares held by such Acquired Fund's Shareholder at the Effective Time. (In each case, fractional shares shall be calculated to the third decimal place.) All Acquired Fund's Shares shall thereupon be canceled on the books of AIF. AIF shall provide instructions to the Funds' transfer agent with respect to the Acquiring Fund's Shares to be issued to each Acquired Fund's Shareholder. AIF shall record on its books the ownership of each class of Acquiring Fund's Shares by Acquired Fund's Shareholders and shall forward a confirmation of such ownership to each of them.

     SECTION 2.7 Identification of Assets. AIF's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer thereof verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on the Acquiring Fund's books immediately following the Closing does or will conform to such information on the Acquired Fund's books immediately before the Closing.

     SECTION 2.8 Discharge of Liabilities. The Acquired Fund shall use its reasonable best efforts to discharge all of its known Liabilities, so far as may be possible, prior to the Closing Date

     SECTION 2.9 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund's Shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund's Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund's Shares are to be issued, as a condition of such transfer.

                                   ARTICLE 3

              CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS

     The Acquiring Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     SECTION 3.1 Acquired Fund's Shares; Liabilities; Business Operations. (a) AIF's management is unaware of any plan or intention of Acquired Fund's Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund's Shares before the Reorganization to any person related (within the meaning of Section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to the Acquiring Fund.

     (b) At the time of the Reorganization, the Acquired Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire Acquired Fund's Shares, except for the right of investors to acquire Acquired Fund's Shares at net asset value in the ordinary course of its business as a series of an Open-End Investment Company.

     (c) From the date it commenced operations and ending on the Closing Date, the Acquired Fund will have conducted its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Fund will not dispose of Assets that, in the aggregate, will result in less than 50% of its "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) being transferred to the Acquiring Fund.

     SECTION 3.2 Court Jurisdiction. The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.3 Concentration of Assets. Not more than 25% of the value of the total Assets (excluding cash, cash equivalents, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such Assets is invested in the stock and securities of five or fewer issuers.

     SECTION 3.4 Assets. The Acquired Fund has, and upon delivery of the Assets the Acquiring Fund will receive, good and marketable title to all Assets, free and clear of all Liens.

     SECTION 3.5  RIC Status. The Acquired Fund is a "fund" as defined in
Section 851(g)(2) of the Code; it has elected to be a regulated investment company under Subchapter M of the Code ("RIC") and has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing date; it will continue to satisfy the requirements to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date; it shall invest the Assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

     SECTION 3.6 Dividend(s). On or before the Closing Date, AIF will declare and pay to the Acquired Fund's shareholders a dividend or dividends that, together with all previous such dividends, will have the effect of distributing
(a) all of the Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 1999, and for the short taxable year beginning on November 1, 1999, and ending on the Closing Date and (b) all of the Acquired Fund's net capital gain recognized in such taxable years (after reduction for any capital loss carryover).

     SECTION 3.7 No Distribution. The Acquiring Fund's Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

     SECTION 3.8 Liabilities. The Liabilities were incurred by the Acquired Fund in the ordinary course of business and are associated with the Assets.

     SECTION 3.9 Shareholder Expenses. The Acquired Fund's Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.10 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquired Fund, a certificate, dated as of the Closing Date, to the effect that the Acquired Fund has satisfied all conditions specified in this Plan.

     SECTION 3.11 Voting Requirements. The vote of a majority of the Acquired Fund's Shares cast at a meeting at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in the Acquired Fund necessary to approve this Plan and the transactions contemplated by this Plan.

     SECTION 3.12 No Compensation to Certain Shareholders. None of the compensation received by any Acquired Fund's Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund's Shares held by such shareholder; none of the Acquiring Fund's Shares received by any such shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

     SECTION 3.13 Liquidation of Portfolio Interest. At the time of adoption of this Plan, the Acquired Fund owns virtually the entire beneficial interest in the Portfolio, which is classified as a partnership, and is not a "publicly traded partnership" (as defined in Section 7704(b) of the Code), for federal tax purposes. Shortly before the Reorganization, the Acquiring Fund will liquidate such interest and will receive from the Portfolio a distribution in kind of the assets represented thereby.

                                   ARTICLE 4

              CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS

     The Acquired Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     SECTION 4.1 Registration of Acquiring Fund's Shares. (a) The Acquiring Fund's Shares to be issued to the Acquired Fund pursuant to Section 2.1 and distributed to the Acquired Fund's Shareholders pursuant to Section 2.6 shall, on the Closing Date, be duly registered under the Securities Act by the AIF N-14 Registration Statement.

     (b) The Acquiring Fund's Shares to be so issued and distributed are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the AIF N-14 Registration Statement. At the Effective Time, the Acquiring Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire shares of beneficial interest in the Acquiring Fund, except for the right of investors to acquire such shares at net asset value in the normal course of its business as a series of an Open-End Investment Company.

     SECTION 4.2 Court Jurisdiction. The Acquiring Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.3  RIC Status. The Acquiring Fund is a "fund" as defined in
Section 851(g)(2) of the Code; it has elected to be a RIC and has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing Date; it will continue to satisfy the requirements to maintain such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

     SECTION 4.4 Ownership of Acquired Fund's Shares. The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of the Acquired Fund.

     SECTION 4.5 Reacquisition of Acquiring Fund's Shares. AIF has no plan or intention to issue additional Acquiring Fund's Shares following the Reorganization except for shares issued in the ordinary course of Acquiring Fund's business as a series of an Open-End Investment Company; nor does AIF have any plan or intention to redeem or otherwise reacquire any Acquiring Fund's Shares issued pursuant to the Reorganization, except to the extent the Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business.

     SECTION 4.6 Disposition of Assets. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, other than in the ordinary course of its business and to the extent necessary to maintain its status as a RIC.

     SECTION 4.7 Continuation of Acquired Fund's Business. Following the Reorganization, the Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) of the Acquired Fund and use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) in a business.

     SECTION 4.8 Consideration. No consideration other than the Acquiring Fund's Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in connection with the Reorganization.

     SECTION 4.9 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquiring Fund, a certificate, dated as of the Closing Date, to the effect that the Acquiring Fund has satisfied all conditions specified in this Plan.

     SECTION 4.10 Post-Reorganization Transactions. There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

     SECTION 4.11 Concentration of Assets. Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                                   ARTICLE 5

                CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS

     Each Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     SECTION 5.1 Shareholder Vote. This Plan, the Reorganization, and related matters shall have been approved and adopted at the Acquired Fund's Shareholders Meeting by the shareholders of the Acquired Fund on the record date therefor by the Required Shareholder Vote.

     SECTION 5.2 Transfer of Assets. Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For these purposes, any assets used by the Acquired Fund to pay the expenses it incurs in connection with the Plan and the Reorganization and to effect all shareholder redemptions and distributions -- except (a) redemptions pursuant to the Investment Company Act not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under
Section 4982 of the Code -- after the date of this Plan will be included as assets held by the Acquired Fund immediately before the Reorganization.

     SECTION 5.3 Intercompany Indebtedness. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

     SECTION 5.4 Value of Shares. The fair market value of the Acquiring Fund's Shares to be received by each Acquired Fund's Shareholder will be approximately equal to the fair market value of its Acquired Fund's Shares constructively surrendered in exchange therefor.

     SECTION 5.5 Value of Assets. The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by the Acquiring Fund plus the Liabilities to which the Assets are subject.

     SECTION 5.6 Tax Opinion. AIF shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance satisfactory to AIF, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may (i) assume satisfaction of all the conditions set forth in Articles 3 through 5 (other than in this Section 5.6) and treat them as representations by AIF to Counsel and (ii) as to any factual matters, rely exclusively and without independent verification on such representations and any other representations made to Counsel by responsible officers of AIF. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          (a) The Acquiring Fund's acquisition of the Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities, followed by the Acquired Fund's distribution of those shares pro rata to the Acquired Fund's Shareholders constructively in exchange for their Acquired Fund's Shares, will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities or on the distribution of those shares to the Acquired Fund's Shareholders;

          (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund's Shares and its assumption of the Liabilities;

          (d) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

          (e) An Acquired Fund's Shareholder will recognize no gain or loss on the receipt of Acquiring Fund's Shares in constructive exchange for all its Acquired Fund's Shares pursuant to the Reorganization; and

          (f) An Acquired Fund's Shareholder's aggregate basis for the Acquiring Fund's Shares received thereby in the Reorganization will be the same as the aggregate basis for its Acquired Fund's Shares to be constructively surrendered in exchange therefor, and its holding period for those Acquiring Fund's Shares will include its holding period for those Acquired Fund's Shares, provided the Acquired Fund's Shareholder held the Acquired Fund's Shares as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund's Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     SECTION 5.7 Expenses. Each Fund shall bear the expenses incurred by it or on its behalf in connection with this Plan and the Reorganization and other transactions contemplated hereby.

     SECTION 5.8 Trust Authority. AIF is duly organized, validly existing, and in good standing under the Delaware Business Trust Act (Del. Code Ann. title 12,
Section 3801 et seq. (1977)), with all requisite trust power and authority to adopt this Plan and perform its obligations thereunder.

     SECTION 5.9 No Control of Acquiring Fund. Immediately after the Reorganization, the Acquired Fund's Shareholders will not own shares constituting "control" (within the meaning of Section 304(c) of the Code) of the Acquiring Fund.

                                   ARTICLE 6

                                 MISCELLANEOUS

     SECTION 6.1 Termination. AIF's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Closing Date if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

     SECTION 6.2 Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     SECTION 6.3 Obligations of AIF and Others. AIF has adopted this Plan on behalf of each Fund, and any amounts payable by AIF under or in connection with this Plan shall be payable solely from the revenues and assets of the respective Funds. No officer, trustee, or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

                                                                     Appendix II

      AIM DEVELOPING
      MARKETS FUND
-------------------------------------------------------------------------------

      AIM Developing Markets Fund primarily seeks to provide long-term growth of capital with a secondary objective of income, to the extent consistent with seeking growth of capital.

      PROSPECTUS                                  AIM --Registered Trademark--
      FEBRUARY 28, 2000
                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.
                                     An investment in the fund:
                                      - is not FDIC insured;
                                      - may lose value; and
                                      - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital.

  The fund seeks to meet these objectives by investing substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or have a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in issuers in any one country. The fund also may hold no more than 40% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 100% of its assets in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                Annual
Year Ended                                                      Total
December 31                                                     Returns
-----------                                                     -------
1995 ..........................................................  -0.95%
1996 ..........................................................  23.59%
1997 ..........................................................  -8.49%
1998 .......................................................... -35.32%
1999 ..........................................................  61.50%

  During the periods shown in the bar chart, the highest quarterly return was 30.56% (quarter ended December 31, 1999) and the lowest quarterly return was -27.81% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
(for the periods ended                                          SINCE       INCEPTION
December 31, 1999)                        1 YEAR    5 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------------
Class A                                    53.89%     2.20%       (0.72)%     1/11/94
Class B                                    55.57        --        (1.31)      11/3/97
Class C                                       --        --           --      03/01/99
MSCI Emerging Markets Free Index(1)        66.41      2.00         0.38(2)   12/31/93(2)
--------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 4.75%      None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)    5.00%    1.00%

Redemption Fee
(as a percentage of
amount redeemed,
if applicable)                  None(2)    None     None
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are
deducted from fund
assets)                         CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Management Fees                 0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees            0.36      1.00      1.00

Other Expenses
  Other                         1.03      0.99      0.99
  Interest                      0.01      0.01      0.01

Total Other Expenses            1.04      1.00      1.00

Total Annual Fund
Operating Expenses              2.38      2.98      2.98

Expense
  Reimbursement(2)              0.47      0.47      0.47

Net Expenses                    1.91      2.51      2.51
-----------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Shares received as a result of the reorganization of AIM Eastern Europe Fund into AIM Developing Markets Fund will be subject to a 2% redemption fee if they are redeemed or exchanged before September 10, 2000.

(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $705    $1,182    $1,685     $3,062
Class B    801     1,221     1,767      3,159
Class C    401       921     1,567      3,299
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $705    $1,182    $1,685     $3,062
Class B    301       921     1,567      3,159
Class C    301       921     1,567      3,299
----------------------------------------------

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.51% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- William Barron, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- John Cleary, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Mr. Cleary completed the investment management program at the London Business School in 1996.

- Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Developing Markets Fund are subject to the maximum of 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions will consist primarily of income.

DIVIDENDS
The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                   CLASS A(a)
                                                  -----------------------------------------------------------------------------
                                                     YEAR          YEAR       TEN MONTHS                          JANUARY 11,
                                                     ENDED         ENDED         ENDED          YEAR ENDED             TO
                                                  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,      DECEMBER 31,       DECEMBER 31,
                                                    1999(a)       1998(a)       1997(b)       1996       1995         1994
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   7.53       $ 12.56      $  13.84     $  11.60   $  12.44     $  15.00
Income from investment operations:
  Net investment income                                0.06          0.39(c)(d)    0.25         0.53       0.72         0.35
  Net realized and unrealized gain (loss) on
    investments                                        2.36         (5.10)        (1.53)        2.19      (0.84)       (2.46)
    Net increase (decrease) from investment
      operations                                       2.42         (4.71)        (1.28)        2.72      (0.12)       (2.11)
  Redemption fees retained                             0.03          0.28         --           --         --           --
Distributions to shareholders:
  From net investment income                          (0.12)        (0.60)        --           (0.48)     (0.72)       (0.35)
  From net realized gain on investments               --            --            --           --         --           (0.10)
    Total distributions                               (0.12)        (0.60)        --           (0.48)     (0.72)       (0.45)
Net asset value, end of period                     $   9.86       $  7.53      $  12.56     $  13.84   $  11.60     $  12.44
Total return(e)                                       33.11%       (37.09)%       (9.25)%      23.59%     (0.95)%     (14.07)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                $157,198       $87,517      $457,379     $504,012   $422,348     $452,872
Ratio of net investment income to average net
  assets:
  With fee waivers                                     0.68%(f)      3.84%         2.03%(g)     4.07%      6.33%        2.75%(g)
  Without fee waivers                                  0.21%(f)      3.43%         1.95%(g)     4.04%      6.30%        2.75%(g)
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                     1.90%(f)      1.73%         1.75%(g)     1.82%      1.77%        2.01%(g)
  Without fee waivers                                  2.37%(f)      2.14%         1.83%(g)     1.85%      1.80%        2.01%(g)
Ratio of interest expense to average net assets        0.01%         0.20%         N/A          N/A        N/A          N/A
Portfolio turnover rate                                 125%          111%          184%(g)      138%        75%          56%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f) Ratios are based on average net assets of $123,758,642.
(g) Annualized.
N/A Not applicable.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                                     1999(a)                   1998(a)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  7.49                   $ 12.56
Income from investment operations:
  Net investment income                                                 0.01                      0.31(b)(c)
  Net realized and unrealized gain (loss) on investments                2.37                     (5.07)
    Net increase (decrease) from investment operations                  2.38                     (4.76)
Redemption fees retained                                                  --                      0.28
Distributions to shareholders:
  From net investment income                                           (0.08)                    (0.59)
Net asset value, end of period                                       $  9.79                   $  7.49
Total return (d)                                                       32.14%                   (39.76)%
--------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                  $49,723                   $   154
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                      0.08%(e)                  3.09%
  Without fee waivers                                                  (0.39)%(e)                 2.68%
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                      2.50%(e)                  2.48%
  Without fee waivers                                                   2.97%(e)                  2.89%
Ratio of interest expense to average net assets                         0.01%                     0.20%
Portfolio turnover rate                                                  125%                      111%
--------------------------------------------------------------------------------------------------------------

(a)These selected per share data were calculated based upon the average shares outstanding during the period.
(b)Before reimbursement the net investment income per share would have been reduced by $0.04.
(c)Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d)Total return does not include sales charges and is not annualized for periods less than one year.
(e)Ratios are based on average net assets of $35,727,260.

                                                                     CLASS C
                                                              ----------------------
                                                                  MARCH 1, 1999
                                                              TO OCTOBER 31, 1999(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  7.47
Income from investment operations:
  Net investment income (loss)                                            --
  Net realized and unrealized gain (loss) on investments                2.32
    Net increase (decrease) from investment operations                  2.32
Redemption fees retained                                                  --
Distributions to shareholders:
  From net investment income                                              --
Net asset value, end of period                                       $  9.79
Total return (b)                                                       31.06%
------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                  $   412
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                      0.08%(c)
  Without fee waivers                                                  (0.39)%(c)
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                      2.50%(c)
  Without fee waivers                                                   2.97%(c)
Ratio of interest expense to average net assets                         0.01%
Portfolio turnover rate                                                  125%
------------------------------------------------------------------------------------

(a)These selected per share data were calculated based upon the average shares outstanding during the period.
(b)Total return does not include sales charges and is not annualized for periods less than one year.
(c)Ratios are annualized and based on average net assets of $208,934.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited

MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--02/00                            A- 8

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds --Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Developing Markets Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   DVM-PRO-1   INVEST WITH DISCIPLINE
                                                        --REGISTERED TRADEMARK--

                                                                    APPENDIX III

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND POSTS IMPRESSIVE RETURNS AS EMERGING
MARKETS REBOUND

EMERGING MARKETS RECORDED SOLID GAINS FOR THE FISCAL YEAR. HOW DID AIM DEVELOPING MARKETS FUND PERFORM?
The strong showing of emerging markets boosted the fund's performance for the fiscal year ended October 31, 1999. Excluding sales charges, total returns for Class A and B shares were 33.11% and 32.14%, respectively. Advisor Class shares posted gains of 33.62%.
    Class C shares began sales on March 1, 1999, and had a cumulative total return of 31.06%, excluding sales charges, through the end of the fiscal year.
    The fund had $207.7 million in total net assets at the close of the fiscal year, up from $87.7 million at the beginning of the 12-month reporting period. AIM Eastern Europe Fund was merged into AIM Developing Markets Fund on September 10, 1999, and AIM Emerging Markets Fund was merged into AIM Developing Markets Fund on February 12, 1999.

HOW DID EMERGING MARKETS FARE FOR THE FISCAL YEAR?
Overall, the performance of emerging markets was very strong. Investors shifted more of their assets into stocks in developing markets as global economic conditions improved. Markets in Asia led the way as the region recovered impressively from the severe economic crisis of 1997-1998.

o Asia's rebound was the product of strong economic growth, improving corporate earnings and rising consumer demand. Restructuring also helped to fuel Asia's comeback. Countries such as Malaysia, South Korea and Taiwan, which exerted the most effort to revamp their banking systems and stabilize their currencies, enjoyed excellent stock-market performance. Asian markets also benefited from lower inflation and declining interest rates.
o Latin American markets, led by Mexico and Brazil, also posted impressive gains for the fiscal year. Mexico benefited from falling interest rates, a stronger peso and a vibrant economy in the United States, its chief trading partner. After Brazil moved quickly to resolve its currency crisis in January, its stock markets soared. Investors gravitated to Brazilian stocks because of their attractive valuations and the earnings-growth potential of certain Brazilian companies.
o Other emerging markets that performed well included Greece, Israel, South Africa and Turkey. Rising gold prices have helped boost South African stocks while Israeli companies that transact much of their business in the United States benefited from the strong U.S. economy.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?
Between our last report on April 30, 1999, and the end of the fiscal year, we shifted the fund's geographic focus from Latin America to Asia. We increased the fund's exposure to such markets as Malaysia, South Korea and Taiwan while reducing its exposure to Brazil and Mexico.
    As far as sectors are concerned, the fund's focus remained on the stocks of financial, consumer-service and basic material companies. As of October 31, financial stocks comprised about 37% of the portfolio compared to 30% six months earlier. Mid-and large-cap stocks formed the majority of the fund's holdings.
    As of October 31, the fund had 134 holdings, 12 more than at the time of our last report.

WHAT MADE ASIAN MARKETS ATTRACTIVE?
Several Asian nations, including Taiwan, appeared poised to benefit from the improving global economy. Demand for semiconductors and computer components remained strong, a positive development for Taiwan. Analysts did not expect the severe earthquake that hit the country in September to have a dramatic impact on the country's exports or economic growth. We also liked Malaysia because its stocks were favorably priced and its currency appeared to be under-valued. We were more cautious about South Korea, despite the impressive gains of its stock market. The restructuring of several key conglomerates in South Korea needed to be completed for the country's economic recovery to remain on track, according to several analysts.

FUND PERFORMANCE IMPROVES

Total return, excluding sales charges

================================================================================
Class A Shares
--------------------------------------------------------------------------------
98/99    37.09%
97/98    -33.11%


Class B Shares
98/99    32.14%
97/98    -39.76%


Advisor Class Shares
98/99    33.62%
97/98    -42.63%

*Performance of Class B shares and Advisor Class Shares is from inception, 11/3/97-10/31/98

================================================================================

GROWTH OF NET ASSETS
in millions

                                10/31/98      $ 87.7
                                10/31/99      $207.3



          See important fund and index disclosures inside front cover.

                           AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

=========================================================================================================================
TOP 10 INDUSTRIES                                                     TOP 10 EQUITY HOLDINGS
-------------------------------------------------------------------------------------------------------------------------
  1. Telefonos de Mexico S.A. de C.V. "L" - ADR (Mexico)      2.31      1. Telephone                               10.46%
  2. PT Lippo Bank TBK (Indonesia)                            2.03      2. Investment Management                    8.26
  3. Pohang Iron & Steel Co. Ltd. ADR (South Korea)           1.98      3. Banks (Regional)                         5.86
  4. Hindustan Lever Ltd. (India)                             1.88      4. Banks (Major Regional)                   5.69
  5. Petroleo Brasileiro S.A.-Petrobras-Pfd (Brazil)          1.68      5. Electric Companies                       3.96
  6. Fomento Economico Mexicano, S.A. de C.V. - ADR (Mexico)  1.67      6. Banks (Money Center)                     3.83
  7. Telebras-ADR  (Brazil)                                   1.64      7. Iron & Steel                             3.18
  8. Telekom Malaysia Berhad (Malaysia)                       1.57      8. Electronics (Component Distributors)     2.79
  9. Matv Rt.-ADR (Hungary)                                   1.53      9. Automobiles                              2.40
 10. Mahindra & Mahindra Ltd. (India)                         1.50     10. Manufacturing (Diversified)              2.34
=========================================================================================================================

================================================================================
TOP 10 COUNTRIES
--------------------------------------------------------------------------------
  1. Taiwan         14.79%
  2. South Korea    12.31
  3. Mexico         10.51
  4. Brazil         10.14
  5. South Africa    8.98
  6. Malaysia        6.61
  7. India           6.21
  8. Israel          3.60
  9. Greece          3.32
 10. Turkey          3.27

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

WHERE WAS YOUR EMPHASIS IN LATIN AMERICA?
Our focus was on Brazil and Mexico, the two largest markets in the region. In Brazil, we anticipated a significant increase in corporate earnings as the nation's economy continued to recover. We expected economic growth in Mexico to remain healthy. We found other Latin American markets much less attractive because of conditions bordering on recession and a lack of liquidity.

WHAT MARKETS DID YOU LIKE IN EUROPE, AFRICA AND THE MIDDLE EAST?
We increased the fund's exposure to South Africa, where stock prices were relatively inexpensive. The country is a large exporter of commodities and it was expected to benefit from improving economic conditions worldwide. Despite their stellar performance, Greek stocks appeared to be overvalued, considering the tepid earnings growth of companies in that country.

WHAT WERE SOME OF THE STOCKS THAT YOU LIKED?

o Telefonos de Mexico (Telmex) is Mexico's top telephone-service provider. It is extending its business into Arizona, California and Texas, where it sells phones to U.S. customers to connect them with their families in Mexico.
o PT Lippo Bank has more than 350 branches in 110 cities in Indonesia. It offers a full range of services to more than 2.1 million individual and corporate customers.
o Pohang Iron & Steel (POSCO) of South Korea is the world's top steel producer. The company makes hot and cold rolled steel products.
o Hindustan Lever, India's largest company in terms of market capitalization, offers home and personal care products, foods and beverages.
o Fomento Economico Mexicano is one of the largest beverage producers in Latin America. The company also owns a convenience store chain and produces packaging materials.
o Petroleo Brasileiro (PETROBRAS), Brazil's largest industrial company, is involved in the exploration, production, refining, purchasing and transporting of oil and gas products.
o Telekom Malaysia provides telecommunications services to 4.2 million subscribers.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
As 2000 approaches, we remain cautiously optimistic about emerging markets. If global economic conditions continue to improve, we believe emerging markets will become increasingly attractive to investors. Many emerging-markets stocks are favorably priced in comparison to stocks in more developed markets. Moreover, the economic fundamentals in many emerging markets are on firmer ground than they were at the outset of the fiscal year. However, we expect emerging markets to remain volatile as they tend to be more sensitive to socioeconomic and political developments than more established markets.


          See important fund and index disclosures inside front cover.

                           AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DEVELOPING MARKETS FUND VS. BENCHMARK INDEX

1/11/94-10/31/99


In thousands
================================================================================
             AIM Developing
              Markets Fund,      MSCI Emerging
             Class A Shares    Markets Free Index
--------------------------------------------------------------------------------
1/94              9613              10182
10/94             9194              10631
10/95             7664               8565
10/96             9581               9121
10/97             9092               8347
10/98             5720               5761
10/99             7614               8331

Past performance cannot guarantee comparable future results.

================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 1/11/94- 10/31/99. (Please note that index performance is from 12/31/94-10/31/99). It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index. An index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (1/11/94)             -4.59%

  5 years                       -4.63

  1 year                        26.71

CLASS B SHARES

Inception  (11/3/97)           -12.52%

  1 year                        27.14

CLASS C SHARES

Inception (3/1/99)              30.06%*

* Cumulative total return that has not been annualized.

ADVISOR CLASS SHARES*

Inception  (11/3/97)            -9.92%

  1 year                        33.62*

* Advisor Class Shares were closed to new investors on March 1, 1999.

Source: Lipper, Inc.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class B and C shares and Advisor Class shares will differ from that of Class A shares due to differing fees and expenses.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                           AIM DEVELOPING MARKETS FUND